Exhibit 99.1
April 2008 Shareholder Meetings Slide 1

Certain statements in this presentation constitute "forward-looking statements". When used in this presentation, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, including, without limitation, those related to revenue, net loss, adjusted net loss, adjusted operating cash flow, capital investment free cash flow and each of the components thereof, are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. In addition to the risks and uncertainties discussed herein, such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, which can be particularly affected by international crisis, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; competition from broadband providers; changes in demand for our products and services; programming costs, availability, timeliness, and quality; technological developments by competitors; developmental costs, difficulties, and delays; relationships with clients and property owners; the availability of capital to finance growth, the impact of government regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. With respect to any acquisition, we are subject to risks that integration costs will exceed expectations, that synergies we anticipate will not be realized, or will take longer than anticipated to realize, that our management and management systems will encounter difficulties in dealing with a bigger, more diversified enterprise, and that the financial results we expect from the acquisition will not be realized. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Slide 2

Today: More than Just "Entertainment" World's Largest Provider of Media & Connectivity Services to Hospitality Businesses "Interactive Experiences" to More Than 1.9 Million Rooms at 9,900 Properties Top 10 MSO Equivalent with National Reach in US & Canadian Hotel Markets Connect, Inform, & Entertain over 500 Million Travelers Highly Interactive Audience - 98% of Guests Turn on Television - 35% "Go Interactive" - 31.5% "Log On" to the Internet* Powerful Guest "Touch Points" in High-Definition TV & Internet Phenomenal Platform * Source: 2007 Forrester Omnibus Survey Slide 3

Expanded Resources & Capabilities Broadest Array of Media & Connectivity Solutions High-Definition Television Solutions Broadband Solutions Professional Solutions Advertising Media Solutions Content Solutions The Largest Team Dedicated to the Industry 1,360 Total Team Members 450 Field Service Technicians, Nationwide 200 Call Center Professionals 80 Person Research & Product Development Engineering Team 70 Account Management Personnel Slide 4

Also: Licensees in 15 International Countries Slide 5

A Diversified Customer Base Others Hyatt Starwood InterCon Hilton Marriott 846 68 140 206 331 321 30.6 38.6 34.6 31.6 45.9 46.9 45 43.9 Focused By Brand . . . Diversified By Decision 1,500+ Ownership & Management Groups Marriott InterCon Hyatt Hilton Starwood Other Slide 6

(in millions) Slide 7 Total Revenue Growth Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 2004 Q1 '05 Q2 '05 Q3 '05 2005 Q1 '06 Q2 '06 2006 2007 Revenue 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 243 247 250 63.8 66.3 71.6 266.4 65.9 68.1 74.1 275.8 70.2 71.9 288.2 485.6 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 $275.8 $288.2 $485.6 Revenue increased by 68% in 2007 vs. 2006

(in millions) 2005 2006 2007 AOCF 92.3 94.1 130.7 Slide 8 Adjusted Operating Cash Flow Exclusive of restructuring, integration and amortization of acquired intangibles $130.7 $94.1 $92.3

2008 Strategy: Expand Networks and Solutions Slide 9 Multiple Networks: Video, Broadband, Advertising Media Expanded Array of Solutions: Diversifying Revenue Strategy Resonating With Major Customers: HDTV Migration in Full Service brands Broadband Internet in more than 400 Properties Scene @ Sheraton - Showtime(r) Season Premiere of "The Tudors" exclusively in Sheraton Rooms Brand-specific Starwood Preferred Guest Channels HDTV Installations through Professional Services Group Special weekend SportsNet Promotions 2008 Program Determined Supporting Expansion of Their Strategic Programs HDTV Terms Established for Franchisees

New & Diversified Hospitality Revenue Revenue Drivers: High Definition Television Professional Solutions Broadband Internet Advertising Media Slide 10

Amount Represents 11.5% of Total Revenue In Q4 '07 Meaningful Contributions from Diversified Revenue* (in millions) Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Revenue 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 2.7 2.9 3.7 3.7 4.5 6.7 13.1 14.1 15.3 * Includes Broadband, Advertising, Healthcare and Sales of System Equipment Slide 11 $2.9 $4.5 $6.7 $13.1 $14.1 $3.7 $3.7 $15.3

30% Higher Revenue @ +$34 HD Basic Cable - More Channels - Higher Percentage of Hotels HD Video On-Demand - Increased Guest Interest Professional Solutions Program Consultation Project Management Installation Services HDTV Video East 84 1860 Rooms (in thousands) High Definition Television 84 1,860 Slide 12 As of 12/30/07 New & Diversified Hospitality Revenue

Sell More to Hotels Help Desk Services - Recurring Revenue - $3 to $4 per room/month Equipment Sales - Hotel Purchased - 10% to 20% Margin Technical Service - Time & Materials - Maintenance Agreements 2007 Revenue = $20.7 Million - Equipment Sales = $10.8 Million - Help Desk = $9.9 Million Broadband Video East 219 1860 Broadband Internet 219 1,860 Slide 13 New & Diversified Hospitality Revenue Rooms (in thousands) As of 12/30/07

Multiple Platforms - Satellite Channels - Interactive Server Channels Outstanding Demographic - Income, Profession Out of Home Increasing - Twice the Percentage Growth of Traditional Advertising 2007 Revenue = $8.5 Million Satellite Channels Server Channels Video East 350 400 1860 Advertising Media 1,860 400 350 Slide 14 New & Diversified Hospitality Revenue Rooms (in thousands) As of 12/30/07

Base Digital Room Fully Loaded HD Room Guest Entertainment 20.4 24.4 TV Programming 4.6 9.3 Broadband Internet 0 3.5 Advertising Media 0 2.2 Total Revenue Opportunity Expansion Rev per Room Guest Entertainment Guest Entertainment TV Programming Broadband Advertising Slide 15 TV Programming

Adjacent Markets Healthcare: Time Shares Travel Centers Cruise Lines 26 Hospitals Under Contract, 20 Installed 5 Installations in Progress, Turning on in Q2 2007 Revenue = $4.5 Million Slide 16

2008 2008 Adjusted* Revenue $ 570.0 - $585.0 Adjusted Operating Cash Flow $ 150.0 - $160.0 Net Loss $ (28.0) - $(18.0) $ (14.0) - $ (4.0) Net Loss Per Share $ (1.22) - $(0.78) $ (0.61) - $ (0.17) Free Cash Flow $ 17.0 - $ 27.0 $ 25.0 - $ 35.0 Free Cash Flow Per Share $ 1.09 - $1.52 2008 Financial Guidance (in millions except per share) * Adjusted guidance excludes integration and restructuring expenses and amortization of purchased intangibles. Slide 17 Issued on 2/20/08

(c) 2007 LodgeNet Entertainment Corporation. All rights reserved. Slide 18

Reconciliation of Operating Income to Adjusted Operating Cash Flow Slide 19

Reconciliation of Adjusted Free Cash Flow Slide 20